Exhibit 99.2

ConnectM Publishes New Investor Materials

~ Investor Presentation Now Accessible Via Investor Relations Website and on File with SEC ~

~ Highlights Asset Light and Capital Efficient Energy Intelligence Network ~

Marlborough, MA, August 22, 2024 – ConnectM Technology Solutions, Inc. (Nasdaq: CNTM) (“ConnectM” or the “Company”), a technology company focused on the electrification economy, today published its investor presentation to the Company’s investor relations website, which can be accessed here. The Company’s investor presentation has also been filed with the Securities and Exchange Commission (“SEC”) available at www.sec.gov.

The investor presentation highlights ConnectM as an asset light and capital efficient business formed from its technology platform, the Energy Intelligence Network, which demonstrates the ability to electrify homes, businesses and transportation with clean energy to capture its large addressable market of $2 trillion in the United States residential and commercial energy expenditure1. Additionally, the AI powered Energy Intelligence Network streamlines the Company’s business verticals including all-electric equipment installation, repair and services and provides automation of distributers and service providers for maximum customer LTV realization relative to the OEM partnerships.

About ConnectM Technology Solutions, Inc.

ConnectM is at the forefront of advancing the electrification economy, integrating electrified energy assets with its AI-driven technology solutions platform. Serving residential and light commercial buildings, as well as all-electric original equipment manufacturers (OEMs), ConnectM’s proprietary platform accelerates the transition to solar and all-electric heating, cooling, and transportation. By leveraging technology, data, artificial intelligence, contemporary design, and behavioral economics, ConnectM aims to make electrification more user-friendly, affordable, precise, and socially impactful. The company’s vertically integrated approach includes wholly-owned service networks and a comprehensive technology stack, enabling customers to reduce their reliance on fossil fuels, lower energy costs, and minimize their carbon footprint. ConnectM is headquartered in Marlborough, Massachusetts.

For more information, please visit: https://www.connectm.com/

1Source: EIA.gov and U.S. Census

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control.

In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the following risk factors:

•	the Company operates in the early-stage market of decarbonization, electrification, and energy efficiency (“DE2”) adoption, has a history of losses and expects to incur significant ongoing expenses;
•	the Company’s management has no experience in operating a public company;
•	the Company has identified material weaknesses in its internal control over financial reporting and if it is unable to remediate these material weaknesses, or if the Company identifies additional material weaknesses in the future or otherwise fails to maintain an effective internal control over financial reporting, this may result in material misstatements of the Company’s consolidated financial statements or cause the Company to fail to meet its periodic reporting obligations;
•	the Company’s growth strategy depends on the widespread adoption of DE2 Services;
•	if the Company cannot compete successfully against other DE2 Service Providers, it may not be successful in developing its operations and its business may suffer;
•	with respect to providing electricity on a price-competitive basis, solar systems face competition from traditional regulated electric utilities, from less-regulated third party energy service providers and from new renewable energy companies;

•	the Company’s market is characterized by rapid technological change, which requires it to continue to develop new products and product innovations. Any delays in such development could adversely affect market adoption of its products and its financial results;
•	developments in alternative technologies may materially adversely affect demand for the Company’s offerings; and
•	the possibility that we may be adversely affected by other economic, business or competitive factors and may not be able to manage other risks and uncertainties set forth in section entitled “Risk Factors,” in our filings with the SEC from time to time.

We caution you that the foregoing list does not contain all of the risks or uncertainties that could affect the Company

Contact:

MZ North America

(203) 741-8811

ConnectM@mzgroup.us